LGT ASSET MANAGEMENT
A PIONEER IN
GLOBAL
INVESTING
GT GLOBAL
JAPAN
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers...............          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The GT Global Japan Growth Fund seeks long-term growth of capital by investing in securities of issuers located in Japan.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended December 31, 1995, was 1.94% for Class A shares and total return for Class B shares was 1.20%, placing it in the top quartile of Japan funds for the year, as ranked by Lipper.(1) Total return for the Morgan Stanley Capital International (MSCI) Japan Index(2) over the same period was 0.86%.
The Fund outperformed the index primarily as a result of the foreign currency contracts it held to help protect the value of shareholder's investments in yen assets. While the Fund's performance was adversely affected by the dollar's depreciation over the first three months of the year, when the dollar ultimately strengthened against yen, the Fund accrued gains from these hedging contracts; since April 1995, the Fund's yen exposure was targeted to be no more than 30%. Finally, the Fund's Japanese bond investments also contributed substantially to return. For additional performance information, please see page 6.
MARKET REVIEW
Japanese economic policy since 1990 has been deflationary; while unfriendly to equities, it has been highly beneficial to bonds with Japanese long bonds continuing their stellar performance. This year, long bonds returned 19.08% in yen terms. Over three years the return was 44.17% and over five years it was 63.56%.
The year ended roughly where it began for the Japanese stock market, the first half of 1995 proving the most difficult. Following the Bank of Japan's cut in interest rates in early July, the market rallied, recovering most of the ground it lost in the first half of the year. The market's momentum was sustained by further rate cuts in September, a large fiscal stimulus package in the autumn and the perception that the government was moving closer to a solution to the housing loan problem in December.

--------------
(1) The Fund's Class A shares were ranked in the top quartile out of 12 Japan Funds for total return, by Lipper Analytical Services, Inc. for the one year period ending December 31, 1995. Different classes of shares are offered and their performance will vary. Lipper ranked the Fund #2 of 4 for 5 years; #1 of 2 for 10 years. These rankings do not include the effect of applicable sales charges. Past performance does not indicate future results.
(2) The MSCI Japan Index is an arithmetic average, weighted by market value, of the performance of 317 securities listed on Japanese stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Japanese technology shares led the list of market gainers, rallying largely in response to the performance of U.S. technology stocks; they were followed by a broader selection of companies including financials and cyclicals. Banks performed well, albeit after a period of sustained underperformance. We think their improved performance was due to the belief that a decision on how to allocate losses relating to the jusen (housing loan companies) would precipitate a recovery in their balance sheets. Increased financial disclosure and the formation of a Japanese Resolution Trust Corporation (RTC) were seen as other factors supporting this point of view.
In addition, many of the retail and manufacturing stocks that performed poorly in 1994 and early 1995, rose strongly with the market from July on. Notable examples include Aoyama Trading,(3) Fast Retailing and Nichiei.
PORTFOLIO STRATEGY
Over the second half of 1995, holdings of Innotech and Riso Kagaku were sold off and small holdings of Geomatec, Komori, Fujitsu Business System and Diamond Lease were purchased. The only substantial new holding is Higashi Nihon House, a home builder based in northeastern Japan.
Despite the policy moves by the Bank of Japan, we still believe authorities are too complacent regarding the risks to the economy posed by deflation and a financial system burdened by excessive bad debts. As a result, we maintained a relatively low weighting in equities throughout the second half of the year. OUTLOOK
We are impatient for a change in government policy that we think will solidify a sustainable recovery in the economy and in corporate profits. Although we have identified stocks and areas of the market where we want to increase weightings, share prices need to fall first. In the meantime, we expect the economy to worsen, profits to disappoint and the market to be vulnerable to further falls as investors become disillusioned with current policies -- as we already are. When this occurs, we think that it may also provoke a catalyst for more substantial change on the policy front, which may give us the opportunity we have been waiting for to become fully invested.

            Nikkei 225 Index  Japanese Long Bond  Yen/U.S. $ Rate
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
12/30/94               100             100                100
01/31/95        94.5581577          100.42              99.97
02/28/95        86.4640954          102.28              97.09
03/31/95        81.8329776          108.66              86.91
04/28/95        85.2137849          110.54              84.68
05/31/95        78.2676151          117.03              84.97
06/30/95        73.6060761          119.49              84.99
07/31/95        84.5582084          117.95              88.81
08/31/95        91.8577708          115.33              97.87
09/29/95        90.8229437          120.36             100.14
10/31/95        89.5122978          119.16             102.39
11/30/95        95.0377983          119.82             102.47
12/29/95        100.735686          119.12             103.94

Assuming a baseline of 100, once again, in 1995 Japanese long bonds outperformed Japanese stocks, returning 19.12% versus a weak 1.48% for the Nikkei. The dollar, which declined in value over the first part of the year, began strengthening in July.
Source: Bloomberg, February 15, 1996

--------------
(3) There can be no assurance the Fund held, holds, or will hold these or any other securities mentioned in this report.

Our view on the Japanese market is that monetary policy is accommodative, but not stimulative. The Bank of Japan, in our opinion, needs to abandon its policy of targeting an interest rate level and begin intervening in the money markets by buying government securities until such time as banks begin to expand their balance sheets. We think that this would cause interest rates to fall to whatever levels are needed. If this occurred, we believe it is likely the yen would fall further. With a continued fall in the value of the yen, we expect costs of materials could rise to a level that might trigger an overdue restructuring of industry. This would force companies to tackle bloated costs, notably labor, general expenses and depreciation, and to reorientate their businesses into core areas while selling unwanted assets.

We believe that falling asset prices and a falling currency would narrow the price differential between Japan and the rest of the world, and deflation would abate. If that happens, the amount of bad debts could ultimately be eliminated and a general economic recovery could begin.

The remaining question is how long will it take before economic recovery is fully underway? We believe it is only a matter of time before monetary conditions support a recovery, and think that 1996 should be the last year of sub-par returns for the stock market. While profits are likely to continue to disappoint over the short-term, we believe selective opportunities exist for the long-term investor.

CHRISTIAN WIGNALL                       MICHAEL LINDSELL
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         TOKYO
SAN FRANCISCO

                                                            JANUARY 8, 1996

GT GLOBAL JAPAN GROWTH FUND

KEY PORTFOLIO HOLDINGS*

TAKEDA CHEMICAL INDUSTRIES
Takeda is Japan's largest pharmaceutical company. In the late 1980s, the company changed its strategy from depending on selling foreign companies' products to developing its own. Research & Development as a percentage of sales has risen significantly since then, and the company now has a profile of high-margin, in-house developed drugs from which there is potential to increase future sales and margins.

AOYAMA TRADING CO., LTD.
Aoyama has a 23% share of the Japanese men's suit market. The company is able to use its buying power to provide good quality suits at reasonable prices to its customers. The suits are largely imported; inventory control is tight. Although sales are likely to grow only marginally this year, we believe the company has recovered well from the poor market conditions in 1994 and profits, in our opinion, should recover considerably. We believe the stock is relatively cheap, trading at 15 times March 1996 earnings.

DAINI DENDEN INC. (DDI)
As Japan's second-largest provider of cellular phone services, DDI has benefited from the liberalization of domestic cellular services and cellular hand set sales. The company also has more than 10% of the domestic long-distance market, which we believe will show respectable growth when the Japanese economy eventually recovers and Japanese consumers gradually increase their spending. We expect the market for cellular phone services to continue to grow at a healthy pace for the rest of the decade.

ITO-YOKADO CO., LTD.
Ito-Yokado operates one of the best-managed supermarket chains in Japan. Despite a sluggish retail environment, the company has managed to grow sales and profits through competitive pricing, a strong merchandising strategy, sound inventory and cost control.

MATSUSHITA-KOTOBUKI ELECTRONICS, LTD.
Matsushita-Kotobuki produces parts for the PC industry, including disk drives and CD-ROMs. Strong sales of PCs in the U.S. have led to strong company sales despite the strong yen, which caused selling prices to decline in yen terms. The company is transferring the manufacturing of its low margin, low-growth

------------------
* There can be no assurance the Fund will continue to hold these securities.

business -- VCR manufacturing -- to overseas locations where labor costs and capital inputs are lower.

NICHIEI CO., LTD.
Nichiei is a financial services company providing short-term financing to small businesses in Japan that do not have property to use as collateral for bank loans. Loans are restricted in size and backed by third-party guarantees. Most loans are repaid in four months, making cash flow the most important consideration to monitor. Margins are high, and may fall, but we expect this possibility to be offset by the company's growth potential. Bad loans represent a minimal proportion of the total, as credit checks are stringent. Profit growth has mirrored sales growth with a low valuation of 20 times earnings.

AUTOBACS SEVEN CO., LTD.
Autobacs Seven retails car accessories at over 250 wholly owned or franchised outlets in Japan. There are few organized competitors in the industry so Autobacs is able to offer products at reasonable prices using the economies of scale of its rapidly growing business. Margins continue to rise as a result of strong cost control, good merchandising and sound management of inventory.

MURATA MANUFACTURING CO., LTD.
Murata manufactures a large range of electric components for the semiconductor, industrial electronics and telecommunication industry. We think Murata's technology is preeminent, their components highly sophisticated and their margins greater than their competitors'. They have production facilities in Asia and Japan and have benefited from the strong demand for components in the semiconductor and telecommunication industries.

KOEI CO., LTD.
Koei produces game software for companies such as, Sony, Nintendo and Sega, and has a 14% share in the PC game software market. The company's margins are high, its cash flow strong, and its management has aggressive plans for expanding a variety of software businesses. The company is cash rich and profits seem to be stabilizing at a time when demand is relatively weak.

GT GLOBAL JAPAN GROWTH FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL JAPAN GROWTH FUND     MSCI JAPAN
19-Jul-85                              9525         10,000
31-Jul-85                             9,535           9582
31-Aug-85                             9,487          9,813
30-Sep-85                            10,458         10,855
31-Oct-85                            10,859         11,199
30-Nov-85                            11,411         11,367
31-Dec-85                            11,811         12,041
31-Jan-86                            12,297         12,375
28-Feb-86                            13,440         13,868
31-Mar-86                            15,308         16,845
30-Apr-86                            16,137         17,487
31-May-86                            16,252         17,374
30-Jun-86                            17,168         19,140
31-Jul-86                            19,405         21,673
31-Aug-86                            20,764         23,645
30-Sep-86                            20,041         24,237
31-Oct-86                            16,301         21,006
30-Nov-86                            17,853         22,401
31-Dec-86                            19,048         24,048
31-Jan-87                            19,395         27,918
28-Feb-87                            19,414         28,421
31-Mar-87                            19,864         31,537
30-Apr-87                            21,664         36,501
31-May-87                            23,064         36,436
30-Jun-87                            23,882         33,740
31-Jul-87                            24,997         32,561
31-Aug-87                            28,033         36,621
30-Sep-87                            29,945         35,329
31-Oct-87                            24,741         32,681
30-Nov-87                            26,022         33,989
31-Dec-87                            28,974         34,432
31-Jan-88                            29,772         36,290
29-Feb-88                            32,989         39,033
31-Mar-88                            34,710         41,978
30-Apr-88                            37,564         42,418
31-May-88                            36,319         40,505
30-Jun-88                            35,200         38,981
31-Jul-88                            35,032         40,772
31-Aug-88                            33,801         37,695
30-Sep-88                            34,024         39,321
31-Oct-88                            32,675         42,606
30-Nov-88                            35,569         46,396
31-Dec-88                            35,313         46,666
31-Jan-89                            37,785         46,807
28-Feb-89                            39,656         47,716
31-Mar-89                            40,759         46,053
30-Apr-89                            42,129         45,982
31-May-89                            42,162         43,381
30-Jun-89                            40,492         41,441
31-Jul-89                            46,004         46,941
31-Aug-89                            46,539         43,706
30-Sep-89                            50,681         46,494
31-Oct-89                            49,144         45,279
30-Nov-89                            51,416         47,593
31-Dec-89                            56,759         47,509
31-Jan-90                            57,971         44,655
28-Feb-90                            54,785         40,041
31-Mar-90                            48,967         32,280
30-Apr-90                            47,686         32,691
31-May-90                            54,854         37,374
30-Jun-90                            55,443         35,632
31-Jul-90                            57,001         35,155
31-Aug-90                            49,470         31,738
30-Sep-90                            39,569         26,548
31-Oct-90                            46,581         32,989
30-Nov-90                            41,824         29,029
31-Dec-90                            40,450         30,398
31-Jan-91                            40,309         31,266
28-Feb-91                            45,136         35,213
31-Mar-91                            44,854         33,028
30-Apr-91                            44,995         33,854
31-May-91                            45,383         33,702
30-Jun-91                            45,066         31,281
31-Jul-91                            45,383         32,252
31-Aug-91                            41,824         30,475
30-Sep-91                            44,854         33,141
31-Oct-91                            45,031         34,577
30-Nov-91                            39,287         32,139
31-Dec-91                            39,322         33,160
31-Jan-92                            37,525         31,628
29-Feb-92                            36,046         28,991
31-Mar-92                            32,698         25,853
30-Apr-92                            31,641         24,265
31-May-92                            33,156         26,211
30-Jun-92                            32,099         23,819
31-Jul-92                            30,760         23,550
31-Aug-92                            32,275         27,727
30-Sep-92                            31,747         27,067
31-Oct-92                            30,478         25,815
30-Nov-92                            30,619         26,486
31-Dec-92                            30,864         26,099
31-Jan-93                            30,757         26,018
28-Feb-93                            31,467         27,150
31-Mar-93                            34,589         30,974
30-Apr-93                            38,456         36,484
31-May-93                            39,520         37,494
30-Jun-93                            38,704         36,979
31-Jul-93                            40,797         39,326
31-Aug-93                            41,897         40,189
30-Sep-93                            42,323         38,284
31-Oct-93                            42,181         38,115
30-Nov-93                            39,555         31,794
31-Dec-93                            41,187         32,807
31-Jan-94                            44,132         38,108
28-Feb-94                            46,473         39,856
31-Mar-94                            45,693         38,156
30-Apr-94                            46,296         39,787
31-May-94                            46,438         40,663
30-Jun-94                            48,779         42,673
31-Jul-94                            47,396         41,145
31-Aug-94                            46,863         41,430
30-Sep-94                            45,232         40,413
31-Oct-94                            45,338         41,526
30-Nov-94                            43,068         39,441
31-Dec-94                            43,891         39,899
31-Jan-95                            40,278         37,577
28-Feb-95                            38,689         35,767
31-Mar-95                            39,700         39,064
30-Apr-95                            39,809         40,976
31-May-95                            37,930         38,441
30-Jun-95                            38,833         36,610
31-Jul-95                            42,157         39,529
31-Aug-95                            43,204         37,945
30-Sep-95                            44,180         38,272
31-Oct-95                            43,132         36,136
30-Nov-95                            43,060         38,280
31-Dec-95                            44,740         40,242

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE GT GLOBAL JAPAN GROWTH FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI JAPAN INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 260.81% FOR THE 10 YEARS ENDING DECEMBER 31, 1995 AND AN AVERAGE ANNUAL TOTAL RETURN OF 13.69%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
DECEMBER 31, 1995

  SHARE             WITHOUT SALES CHARGE           WITH SALES CHARGE++
                                     10-YEAR/                      10-YEAR/
                                     LIFE OF                       LIFE OF
  CLASS          1-YEAR    5-YEAR     FUND     1-YEAR    5-YEAR     FUND
  CLASS A*         1.94      2.04     14.25     -2.91      1.05     13.69
  CLASS B**        1.20       N/A      8.69     -3.29       N/A      7.74
  ADV. CLASS***     N/A       N/A     18.14       N/A       N/A       N/A

  * The Fund began operations on July 19, 1985.
 ** The Fund began offering Class B shares on April 1, 1993.
*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.
  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
 ++ The performance of Class A shares reflects the effects of the maximum 4.75% sales charge. Class B share performance reflects the applicable contingent deferred sales charge
    (5.00% for the first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SECTOR ALLOCATION OF NET ASSETS AS OF DECEMBER 31, 1995
SERVICES                                                                   34.1%
TECHNOLOGY                                                                 12.1%
CAPITAL GOODS                                                               7.8%
HEALTH CARE                                                                 6.7%
FINANCE                                                                     4.4%
CONSUMER NON-DURABLES                                                       3.0%
MATERIALS/BASIC NEEDS                                                       2.4%
CONSUMER DURABLES                                                           1.0%
FIXED INCOME OPTIONS                                                       13.8%
SHORT-TERM & OTHER                                                         14.7%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
JAPAN
GROWTH FUND

FINANCIAL
STATEMENTS

                          GT GLOBAL JAPAN GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Japan Growth Fund, a series of shares of beneficial interest of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Japan Growth Fund, as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                          GT GLOBAL JAPAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Services (34.1%)
  Aoyama Trading Co., Ltd. ...........................................      200,000  $  6,395,349        4.2
    RETAILERS-APPAREL
  DDI Corp.  .........................................................          800     6,201,550        4.1
    WIRELESS COMMUNICATIONS
  Ito-Yokado Co., Ltd. ...............................................      100,000     6,162,791        4.0
    RETAILERS-OTHER
  Seven-Eleven Japan Ltd. ............................................       80,000     5,643,411        3.7
    RETAILERS-OTHER
  Autobacs Seven Co., Ltd. ...........................................       55,000     4,572,674        3.0
    RETAILERS-OTHER
  Fast Retailing Co., Ltd. ...........................................       83,000     4,125,872        2.7
    RETAILERS-APPAREL
  Southland Corp.{l} -/- {\/}  .......................................    1,175,000     3,892,188        2.5
    RETAILERS-OTHER
  Yoshinoya D&C Co., Ltd.  ...........................................          220     3,837,209        2.5
    RESTAURANTS
  Kentucky Fried Chicken Japan .......................................      157,000     2,586,240        1.7
    RESTAURANTS
  Bunkyodo Co., Ltd.  ................................................      104,000     2,368,217        1.5
    RETAILERS-OTHER
  Ten Allied Co. .....................................................      110,000     1,641,473        1.1
    RESTAURANTS
  Xebio Co., Ltd. ....................................................       37,000     1,308,624        0.9
    RETAILERS-APPAREL
  Nitori Co. .........................................................       46,000     1,292,636        0.8
    RETAILERS-OTHER
  Nissha Printing Co. ................................................       50,000       741,279        0.5
    BROADCASTING & PUBLISHING
  Fujitsu Business Systems ...........................................       28,000       737,984        0.5
    WHOLESALE & INTERNATIONAL TRADE
  Blue Grass Co., Ltd. ...............................................       21,000       559,595        0.4
    RETAILERS-APPAREL
                                                                                     ------------
                                                                                       52,067,092
                                                                                     ------------
Technology (12.1%)
  Matsushita-Kotobuki Electronics Ltd. ...............................      220,000     5,585,271        3.6
    COMPUTERS & PERIPHERALS
  Koei Co., Ltd. .....................................................      124,900     4,332,771        2.8
    SOFTWARE
  Kyushu-Matsushita Electric Co., Ltd.  ..............................      219,000     3,777,326        2.5
    COMPUTERS & PERIPHERALS
  Hosiden Electronics  ...............................................      313,000     2,699,322        1.8
    COMPUTERS & PERIPHERALS
  Nippon Densan ......................................................       32,000     1,159,690        0.8
    COMPUTERS & PERIPHERALS
  Geomatec Co., Ltd. .................................................       26,700       965,029        0.6
    COMPUTERS & PERIPHERALS
                                                                                     ------------
                                                                                       18,519,409
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL JAPAN GROWTH FUND

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Capital Goods (7.8%)
  Murata Manufacturing Co., Ltd. .....................................      120,000  $  4,418,605        2.9
    ELECTRICAL PLANT/EQUIPMENT
  Higashi Nihon House ................................................      152,000     2,503,876        1.6
    CONSTRUCTION
  Enomoto Co., Ltd. ..................................................       93,000     1,991,570        1.3
    INDUSTRIAL COMPONENTS
  Shima Seiki Manufacturing Ltd. .....................................       31,000     1,787,306        1.2
    MACHINE TOOLS
  Komori Corp. .......................................................       49,000     1,234,496        0.8
    MACHINERY & ENGINEERING
  Japan Foundation Engineering  ......................................          900        18,837         --
    CONSTRUCTION
  NEC System Integration & Construction ..............................          600        14,709         --
    CONSTRUCTION
                                                                                     ------------
                                                                                       11,969,399
                                                                                     ------------
Health Care (6.7%)
  Takeda Chemical Industries .........................................      450,000     7,412,791        4.8
    PHARMACEUTICALS
  Olympus Optical Co., Ltd. ..........................................      300,000     2,906,977        1.9
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                     ------------
                                                                                       10,319,768
                                                                                     ------------
Finance (4.4%)
  Nichiei Co., Ltd. ..................................................       68,000     5,073,643        3.3
    INVESTMENT MANAGEMENT
  Diamond Lease Co., Ltd.  ...........................................      120,000     1,627,907        1.1
    OTHER FINANCIAL
                                                                                     ------------
                                                                                        6,701,550
                                                                                     ------------
Consumer Non-Durables (3.0%)
  Amway Japan Ltd. ...................................................       72,000     3,041,860        2.0
    HOUSEHOLD PRODUCTS
  Tsutsumi Jewelry Co., Ltd. .........................................       30,600     1,532,965        1.0
    PERSONAL CARE/COSMETICS
                                                                                     ------------
                                                                                        4,574,825
                                                                                     ------------
Materials/Basic Industry (2.4%)
  Toyo Exterior ......................................................      150,000     3,691,860        2.4
                                                                                     ------------
    BUILDING MATERIALS & COMPONENTS
Consumer Durables (1.0%)
  NGK Spark Plug Co., Ltd. ...........................................      125,000     1,574,612        1.0
    AUTO PARTS
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $110,025,119) .........................                109,418,515       71.5
                                                                                     ------------      -----

                                                                         Principal      Market       % of Net
Fixed Income Investments                                                 Amount +       Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Government & Government Agency Obligations (11.5%)
  Austria (3.9%)
    Republic of Austria, 4.5% due 9/28/05  ...........................  550,000,000     5,917,030        3.9
  Finland (2.2%)
    Republic of Finland, 6% due 1/29/02 ..............................  300,000,000     3,445,494        2.2

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL JAPAN GROWTH FUND

                                                                         Principal      Market       % of Net
Fixed Income Investments                                                 Amount +       Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Government & Government Agency Obligations (Continued)
  Japan (5.4%)
    Japanese Government, 3.7% due 9/21/15 ............................  847,000,000  $  8,235,434        5.4
                                                                                     ------------

Total Government & Government Agency Obligations (cost
 $17,791,469) ........................................................                 17,597,958
                                                                                     ------------
Supranational Bond (1.5%)
  International Bank of Reconstruction & Development, 4.75% due
   12/20/04 (cost $2,500,085)  .......................................  205,000,000     2,257,582        1.5
                                                                                     ------------
Corporate Bond (0.8%)
  Japan (0.8%)
    Higashi Nihon House Co., Convertible Bond, 0.375% due 4/30/00
     (cost $1,089,201)  ..............................................  1,150,000++     1,197,397        0.8
                                                                                     ------------      -----

TOTAL FIXED INCOME INVESTMENTS (cost $21,380,755) ....................                 21,052,937       13.8
                                                                                     ------------      -----

                                                                         Number of      Market       % of Net
Options                                                                  Contracts      Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
  Simex Nikkei Put Option, strike JPY17,500, expires 3/8/96
   (cost $573,992)-/- ................................................          190        36,822         --
                                                                                     ------------      -----

                                                                                        Market       % of Net
Repurchase Agreement                                                                    Value       Assets {d}
----------------------------------------------------------------------               ------------  -------------
  Dated December 29, 1995, with State Street Bank & Trust Company, due
   January 2, 1996, for an effective yield of 5.55%, collateralized by
   $8,345,000 U.S. Treasury Bonds, 10.375% due 11/15/12 (market value of collateral is $11,624,212, including accrued interest).
   (cost $11,393,267)  ...............................................                 11,393,267        7.5
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $143,373,133)* ...............................                141,901,541       92.8
Other Assets and Liabilities .........................................                 11,035,381        7.2
                                                                                     ------------      -----

NET ASSETS ...........................................................               $152,936,922      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

----------------

        {d} Percentages indicated are based on net assets of $152,936,922. {l} This is a U.S. security of which approximately 62.5% of its outstanding stock is owned by Ito-Yokado Co., Ltd.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          + All principal amounts are denominated in Japanese Yen unless otherwise noted.
         ++  Principal amount is denominated in Swiss Francs.
          * For Federal income tax purposes, cost is $144,572,711 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   9,794,892
                 Unrealized depreciation:           (12,466,062)
                                                  -------------
                 Net unrealized depreciation:     $  (2,671,170)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL JAPAN GROWTH FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                Market Value
                                                                                    (U.S.       Contract    Delivery    Unrealized
Contracts to Sell:                                                                Dollars)        Price       Date     Appreciation
------------------------------------------------------------------------------  -------------  -----------  ---------  ------------
Japanese Yen..................................................................    65,354,736      99.00000   02/14/96   $2,302,532
Japanese Yen..................................................................    14,951,320     100.04700   03/12/96      307,728
                                                                                -------------                          ------------
  Total Contracts to Sell (Receivable amount $82,916,316).....................    80,306,056                             2,610,260
                                                                                -------------                          ------------
                                                                                -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 52.51%

  Total Open Forward Foreign Currency Contracts, Net..........................                                          $2,610,260
                                                                                                                       ------------
                                                                                                                       ------------

----------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                    Expiration    No. of                  Market
Description                                                                            Date      Contracts   Currency      Value
----------------------------------------------------------------------------------  ----------   ---------   --------   -----------
Simex Nikkei 225 Index Future (Face $15,643,207)..................................   03/08/96       170        JPY      $16,357,558
                                                                                                                        -----------
                                                                                                                        -----------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL JAPAN GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $143,373,133)
   (Note 1).................................................     $141,901,541
  U.S. currency..............................     $      859               --
  Foreign currencies (cost $3,533,198).......      3,518,195        3,519,054
                                                  ----------
  Receivable for Fund shares sold...........................        6,124,238
  Receivable for open forward foreign currency contracts,
   net (Note 1).............................................        2,610,260
  Initial margin for futures (Note 1).......................        1,592,154
  Interest receivable.......................................          389,602
  Receivable for securities sold............................          246,471
  Dividends receivable......................................           59,853
  Receivable for variation margin (Note 1)..................           52,703
  Cash held as collateral for securities loaned (Note 1)....       23,154,700
                                                                 ------------
    Total assets............................................      179,650,576
                                                                 ------------
Liabilities:
  Payable for Fund shares repurchased.......................        2,543,999
  Payable for securities purchased..........................          653,139
  Payable for investment management and administration fees
   (Note 2).................................................          120,095
  Payable for printing and postage expenses.................           71,892
  Payable for service and distribution expenses (Note 2)....           65,169
  Payable for transfer agent fees (Note 2)..................           48,290
  Payable for professional fees.............................           16,109
  Payable for registration and filing fees..................            8,324
  Payable for custodian fees (Note 1).......................            8,289
  Payable for fund accounting fees (Note 2).................            3,072
  Payable for Trustees' fees and expenses (Note 2)..........            2,335
  Other accrued expenses....................................           18,241
  Collateral for securities loaned (Note 1).................       23,154,700
                                                                 ------------
    Total liabilities.......................................       26,713,654
                                                                 ------------
Net assets..................................................     $152,936,922
                                                                 ------------
                                                                 ------------
Class A:
Net asset value and redemption price per share
 ($111,104,963 DIVIDED BY 10,102,324 shares outstanding)....     $      11.00
                                                                 ------------
                                                                 ------------
Maximum offering price per share
 (100/95.25 of $11.00) *....................................     $      11.55
                                                                 ------------
                                                                 ------------
Class B:+
Net asset value and offering price per share
 ($41,273,965 DIVIDED BY 3,828,028 shares outstanding)......     $      10.78
                                                                 ------------
                                                                 ------------
Advisor Class:
Net asset value, offering price per share, and redemption
 price per share
 ($557,994 DIVIDED BY 50,612 shares outstanding)............     $      11.02
                                                                 ------------
                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $154,726,647
  Accumulated net realized loss on investments and foreign
   currency transactions....................................       (2,186,526)
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies........................        2,582,744
  Net unrealized depreciation of investments................       (2,185,943)
                                                                 ------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $152,936,922
                                                                 ------------
                                                                 ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL JAPAN GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income.............................................     $  1,384,777
  Dividend income (net of foreign withholding tax of
   $89,093)...................................................          518,977
                                                                   ------------
    Total investment income...................................        1,903,754
                                                                   ------------
Expenses:
  Investment management and administration fees (Note 2)......        1,167,576
  Service and distribution expenses: (Note 2)
    Class A..................................     $    317,310
    Class B..................................          288,296          605,606
                                                  ------------
  Transfer agent fees (Note 2)................................          478,638
  Printing and postage expenses...............................          189,345
  Custodian fees (Note 1).....................................          121,916
  Registration and filing fees................................           58,000
  Audit fees..................................................           42,500
  Fund accounting fees (Note 2)...............................           30,103
  Legal fees..................................................           29,668
  Trustees' fees and expenses (Note 2)........................           12,600
  Insurance expenses..........................................           10,284
                                                                   ------------
    Total expenses before reductions..........................        2,746,236
                                                                   ------------
      Expense reductions (Notes 1 & 5)........................         (180,230)
                                                                   ------------
    Total net expenses........................................        2,566,006
                                                                   ------------
Net investment loss...........................................         (662,252)
                                                                   ------------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........        9,581,492
  Net realized gain on foreign currency
   transactions..............................        5,383,418
                                                  ------------
    Net realized gain during the year.........................       14,964,910
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................          923,132
  Net change in unrealized depreciation of
   investments...............................      (11,851,499)
                                                  ------------
    Net unrealized depreciation during the year...............      (10,928,367)
                                                                   ------------
Net realized and unrealized gain on investments and foreign
 currencies...................................................        4,036,543
                                                                   ------------
Net increase in net assets resulting from operations..........     $  3,374,291
                                                                   ------------
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL JAPAN GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment loss........................       $    (662,252)         $    (577,388)
  Net realized gain on investments and
   foreign currency transactions.............          14,964,910              8,729,650
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....             923,132               (528,496)
  Net change in unrealized depreciation of
   investments...............................         (11,851,499)            (3,251,782)
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................           3,374,291              4,371,984
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......         (11,936,435)            (1,687,150)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......          (4,652,476)              (462,102)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......             (58,144)                    --
                                                  -----------------      -----------------
    Total distributions......................         (16,647,055)            (2,149,252)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................         565,596,580            422,096,027
  Decrease from capital shares repurchased...        (524,808,353)          (391,082,829)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................          40,788,227             31,013,198
                                                  -----------------      -----------------
Total increase in net assets.................          27,515,463             33,235,930
Net assets:
  Beginning of year..........................         125,421,459             92,185,529
                                                  -----------------      -----------------
  End of year................................       $ 152,936,922          $ 125,421,459
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL JAPAN GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS A+
                                          -----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                           1995 (A)       1994        1993      1992 (A)      1991
                                          -----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    12.15   $   11.61   $    8.70   $   11.16   $   11.48
                                          -----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment loss...................       (0.04)      (0.04)      (0.14)      (0.00)*     (0.09)
  Net realized and unrealized gain
   (loss) on investments................        0.26        0.79        3.05       (2.40)      (0.23)
                                          -----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............        0.22        0.75        2.91       (2.40)      (0.32)
                                          -----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (1.37)      (0.21)         --       (0.06)         --
                                          -----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    11.00   $   12.15   $   11.61   $    8.70   $   11.16
                                          -----------  ----------  ----------  ----------  ----------
                                          -----------  ----------  ----------  ----------  ----------
Total investment return (d).............        1.94%       6.56%       33.5%      (21.5)%      (2.8)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  111,105   $  98,066   $  88,487   $  93,865   $  61,519
Ratio of net investment loss to average
 net assets.............................       (0.40)%     (0.32)%      (0.3)%      (0.0)%*      (1.5)%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
 5).....................................        1.99%       1.91%        2.1%        2.2%*       2.2%
  Without expense reductions............        2.14%       2.03%         --%**        --%**        --%**
Portfolio turnover rate++++.............          67%         49%        104%        115%        251%

----------------

   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Includes reimbursement by LGT Asset Management, Inc. of operating expenses of $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)% (See Note
      2).
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (b)  Not annualized.
 (c)  Annualized.
 (d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL JAPAN GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        CLASS B++                    ADVISOR
                                          --------------------------------------     CLASS+++
                                                                                  --------------
                                           YEAR ENDED DECEMBER    APRIL 1, 1993    JUNE 1, 1995
                                                   31,                  TO              TO
                                          ----------------------   DECEMBER 31,    DECEMBER 31,
                                           1995 (A)      1994          1993          1995 (A)
                                          ----------  ----------  --------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.02   $   11.57     $    9.85       $   10.50
                                          ----------  ----------      -------         -------
Income from investment operations:
  Net investment loss...................      (0.12)      (0.13)        (0.18)          (0.00)
  Net realized and unrealized gain
   (loss) on investments................       0.25        0.79          1.90            1.89
                                          ----------  ----------      -------         -------
    Net increase (decrease) from
     investment operations..............       0.13        0.66          1.72            1.89
                                          ----------  ----------      -------         -------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (1.37)      (0.21)           --           (1.37)
                                          ----------  ----------      -------         -------
Net asset value, end of period..........  $   10.78   $   12.02     $   11.57       $   11.02
                                          ----------  ----------      -------         -------
                                          ----------  ----------      -------         -------
Total investment return (d).............       1.20%       5.81%         17.5 %(b)       18.14 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  41,274   $  27,355     $   3,699       $     558
Ratio of net investment loss to average
 net assets.............................      (1.05)%     (0.97)%        (0.9)%(c)       (0.05)%(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
 5).....................................       2.64%       2.56%          2.7 %(c)        1.64 %(c)
  Without expense reductions............       2.79%       2.68%           -- %**        1.79 %(c)
Portfolio turnover rate++++.............         67%         49%          104 %            67 %

----------------

   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Includes reimbursement by LGT Asset Management, Inc. of operating expenses of $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)% (See Note
      2).
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (b)  Not annualized.
 (c)  Annualized.
 (d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL JAPAN GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Japan Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type. However, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          GT GLOBAL JAPAN GROWTH FUND

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying securitiy or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a

                          GT GLOBAL JAPAN GROWTH FUND
future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates. At December 31, 1995, the Fund had segregated securities valued at $16,481,637 to cover margin requirements on open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value of $21,264,947 were on loan to brokers. The loans were secured by cash collateral of $23,154,700, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended December 31, 1995, the Fund received securities lending fees of $93,026 which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to LGT at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the

                          GT GLOBAL JAPAN GROWTH FUND
next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $78,489 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $39,752 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1995, GT Global collected CDSCs in the amount of $173,962. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationary and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% of the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds")

                          GT GLOBAL JAPAN GROWTH FUND
and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregated assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $14,483 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $85,047,455 and $74,594,151, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4.  CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:
                           CAPITAL SHARE TRANSACTIONS

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                DECEMBER 31, 1995           DECEMBER 31, 1994
                                                                            --------------------------  --------------------------
                                                                              SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
CLASS A
Shares sold...............................................................   42,162,424  $ 483,616,630   26,403,403  $ 337,405,704
Shares issued in connection with reinvestment of distributions............      899,831      9,789,980      119,477      1,396,969
                                                                            -----------  -------------  -----------  -------------
                                                                             43,062,255    493,406,610   26,522,880    338,802,673
Shares repurchased........................................................  (41,032,648)  (470,692,845) (26,071,333)  (332,875,892)
                                                                            -----------  -------------  -----------  -------------
Net increase..............................................................    2,029,607  $  22,713,765      451,547  $   5,926,781
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                DECEMBER 31, 1995           DECEMBER 31, 1994
                                                                            --------------------------  --------------------------
                                                                              SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
CLASS B
Shares sold...............................................................    5,971,262  $  67,899,245    6,416,496  $  82,933,091
Shares issued in connection with reinvestment of distributions............      340,110      3,629,261       31,084        360,263
                                                                            -----------  -------------  -----------  -------------
                                                                              6,311,372     71,528,506    6,447,580     83,293,354
Shares repurchased........................................................   (4,758,650)   (53,997,274)  (4,491,860)   (58,206,937)
                                                                            -----------  -------------  -----------  -------------
Net increase..............................................................    1,552,722  $  17,531,232    1,955,720  $  25,086,417
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                   JUNE 1, 1995
                                                                                 (COMMENCEMENT OF
                                                                                 SALE OF SHARES)
                                                                               TO DECEMBER 31, 1995
                                                                            --------------------------
ADVISOR CLASS                                                                 SHARES        AMOUNT
                                                                            -----------  -------------
Shares sold...............................................................       55,192  $     604,443
Shares issued in connection with reinvestment of distributions............        5,231         57,021
                                                                            -----------  -------------
                                                                                 60,423        661,464
Shares repurchased........................................................       (9,811)      (118,234)
                                                                            -----------  -------------
Net increase..............................................................       50,612  $     543,230
                                                                            -----------  -------------
                                                                            -----------  -------------

5. EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $87,204 under these arrangements.

--------------

FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,469,767 as capital gain dividends for the fiscal year ended December 31, 1995.

                          GT GLOBAL JAPAN GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                          GT GLOBAL JAPAN GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE